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                                                                   EXHIBIT 10.30

                                 PROMISSORY NOTE


 $900,000                                     Date: February 5, 1999

 FOR VALUE RECEIVED, the undersigned, SOUTH TECH, INC, a Georgia corporation, (the "Maker") promises to pay to the order of DIGITAL TRANSMISSION SYSTEMS, INC., a Delaware corporation, its successors and assigns (the "Lender" or "Holder") with its principal place of business in Norcross, GA, or elsewhere as directed from time to time in writing by the Holder hereof, the principal sum of Nine Hundred Thousand dollars ($900,000).

 South Tech and DTS acknowledge that this Note is made in recognition of a debt from DTS to P-Com in the amount of $900,000, and that South Tech desires to source product and service Return Material Authorization's ("RMA's") from DTS for Skyplex II sales through the current or a future OEM supply contract between DTS and P-Com which is approved in writing by South Tech.

 Payments toward the principal sum of this Note shall be made on a monthly basis in one or any combination of the following form(s):

          (a) the value of credit given to DTS by P-Com for product sales in the manner prescribed in a letter dated October 8, 1998 by Steven Goldberg, general manager of P-Com addressed to Andy Salazar, a copy of which is attached hereto as Exhibit A, or any subsequent agreement between DTS and P-Com which is approved in writing by South Tech;

          (b) cash payments to DTS; or

          (c) the value of credit from equipment returned to P-Com by DTS on behalf of South Tech.

 Such payments shall be equal in value to at least (i) for the first two months of the Note, the current backlog schedule of P-Com as supplied by P-Com as of the date of this Note; and (ii) thereafter, the total cumulative payments must be equal to $10,000 multiplied by the total number of full months elapsed since the date of the Note.

 DTS and South Tech hereby agree to renegotiate the terms of this Note in the event (i) orders of product by DTS are not confirmed by P-Com within 90 days of the placement of the order; (ii) confirmed orders of product are not shipped by P-Com within 90 days of the stated confirmation date; or (iii) unpaid products under RMA's are not repaired by P-Com within 90 days of the date P-Com receives such returned products.

 If the undersigned defaults in the payment hereunder and such default remains uncured following fifteen (15) days written notice by DTS, the Note shall bear interest at the rate of 15% ("default rate") on the amount then due and payable. Upon default for non-payment of the Note, the entire



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 principal balance of this obligation, together with accrued interest, shall, at the Holder's election, become immediately due and payable.

 Maker shall provide Holder with copies of Maker's financial statements, including balance sheets, income statements and cash flow projections, prepared on a monthly basis, on or before the fifteenth (15th) of each month. After a cure period of fifteen (15) days, failure to provide said financial statements may constitute a default under this Note, at the sole discretion of Holder.

 As security for the amount due herein, the Maker pledges as collateral, all of the assets ("Assets") set forth in that certain security agreement executed by the Maker and Holder on even date herewith. The rights or remedies of the Holder as provided in this Note and said security agreement shall be cumulative and concurrent, and may be pursued singly, successively, or together against the property described in the security agreement. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of such rights or remedies or the right to exercise them at any later time.

 Maker shall have the privilege to prepay the indebtedness evidenced hereby, in whole or in part at any time. Partial prepayments shall first be applied against accrued interest then due and owing, and thereafter against principal. Any partial prepayment shall not postpone the due date or change the amount of any subsequent payment.

 All persons or entities now or at anytime liable for payment of this Note hereby waive presentment, protest, notice of protest and dishonor. The Maker and all persons/entities liable hereunder expressly consent to any extensions or renewals, in whole or in part, and all delays in timely payment or other performance which Holder may grant at any time and from time to time without limitation and without any notice or further consent of the undersigned.

 In the event this Note is placed in the hands of an attorney for collection by civil action the prevailing party shall be entitled to an award of its attorneys' fees and costs, including those on appeal.

 This Promissory Note is to be construed and enforced according to the laws of the State of Georgia or, if Holder elects the benefit thereof, applicable Federal pre-emption laws. The venue for instigation of a lawsuit to collect any sum due herein shall be Gwinnett County, Georgia.



                                              By:     /s/ Andres C. Salazar
                                                 -------------------------------
                                              Name    Andres C. Salazar
                                                  ------------------------------
                                              Title   President & CEO
                                                   -----------------------------